Exhibit 99.4




                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as an executive officer of the chairman of Allmerica Financial Corporation (the "Company"), does hereby certify that to the undersigned's knowledge:

1) the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                            /s/ Edward J. Parry, III
                            ------------------------
                              Edward J. Parry, III
          Executive Officer of the Chairman and Chief Financial Officer


Dated: May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Allmerica Financial Corporation and will be retained by Allmerica Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.